THE RESERVE FUND
RESERVE TAX-EXEMPT TRUST
RESERVE NEW YORK TAX-EXEMPT TRUST
and
RESERVE MUNICIPAL MONEY-MARKET TRUST

Supplement dated November 28, 2006
to Prospectuses and Statements of Additional Information

The following disclosure updates the current Prospectus and Statement of Additional Information for the Reserve Liquid Performance Money Market Fund of The Reserve Fund, each of the California Tax-Exempt Fund, Connecticut Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, Michigan Tax-Exempt Fund, New Jersey Tax-Exempt Fund, Ohio Tax-Exempt Fund, Pennsylvania Tax-Exempt Fund and Virginia Tax-Exempt Fund of Reserve Tax-Exempt Trust, the New York Tax-Exempt Fund of Reserve New York Tax-Exempt Trust, and each of the Louisiana Municipal Money-Market Fund and Minnesota Municipal Money-Market Fund of Reserve Municipal Money-Market Trust (collectively, the "Funds").

In addition to the classes described in the accompanying Prospectus, each of the Funds now offers a new class of shares named "Class Treasurer's Trust." Information about Class Treasurer's Trust is given in this supplement and, except for any differences described in this supplement, all of the disclosure in the Prospectus applies equally to Class Treasurer's Trust. For convenience, the currently outstanding shares of each Fund named "Single Class" shares have been redesignated as "Class R" shares.

For information on the principal investment strategies, principal risks, and performance of each Fund, please refer to the section entitled "About the Funds" in each Prospectus.

The following table updates the tables under the section entitled "Fees & Expenses" in each Prospectus.

You may pay the fees and expenses, described in the table below, if you buy and hold Class Treasurer's Trust shares of the Fund, as indicated.

Shareholder Fees (Fees paid directly from your investment)	Class Treasurer's Trust
Shareholder Transaction Fees/Low Balance Fee*	None
Redemption Fees**	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fee***	0.60%
Distribution and Service (12b-1) Fee	0.00%
Other Expenses†	0.00%
Total Annual Fund Operating Expenses	0.60%

*  The Funds may charge a "Low Balance Fee" (currently $15). See "How to Sell Shares."

**  Certain shareholders may also be subject to a fee for certain below-minimum redemptions by wire or check. See "How to Sell Shares."

***  Each Fund pays a "Comprehensive Management Fee" that includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expense of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses.

†  Other Expenses for the Reserve Liquid Performance Money Market Fund include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expense including expenses incurred in connection with litigation proceedings, other claims and legal obligations of the Trust to indemnify its trustees, officers, shareholders, distributors and other agents of the Trust, insurance, payments made pursuant to the Trust's Distribution Plan, state (blue sky) and SEC registration fees and other government imposed fees and expenses, costs of shareholder meetings, including proxy solicitations, and the fees of Trustees who are not "interested persons" of the investment adviser as defined in the Investment Company Act of 1940. It is estimated that these fees and expenses will be less than 0.005% for the Fund.

Other Expenses for the Louisiana Municipal Money-Market Fund and Minnesota Municipal Money-Market Funds include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust's Distribution Plan, blue sky and SEC registration fees and the fees and costs of the Independent Trustees. It is estimated that these expenses will generally be less than 0.005%.

Other Expenses for all other Funds include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust's Distribution Plan, and the fees of Independent Trustees. It is estimated that these expenses will generally be less than 0.005%.

The investment adviser may contract with other parties to perform any of the ordinary administrative services required of the Administrator; provided, however any compensation paid for such services will be the responsibility of the investment adviser.

Example: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The expenses would be the same whether you redeemed your shares at the end of each period or not.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Class Treasurer's Trust	$61.50	$192.71	$335.68	$751.69

The following supplements the information under the section entitled "Fund Management – The Investment Adviser" in each Prospectus and the corresponding section in each SAI.

The comprehensive management fee (as a percentage of average daily net assets) for Class Treasurer's Trust is 0.60%. The Trusts have determined that certain of the service contracts, including investment management agreements, and distribution plans for Funds other than the Liquid Performance Money Market Fund have lapsed or were not properly approved or adopted due to an administrative error. The Trusts and the Adviser are taking all neccessary steps to remedy this, including obtaining shareholder approval of the retention of fees paid and the approval of new service contracts and distribution plans.

The following supplements the information under the section entitled "How to Buy Shares" in each Prospectus.

There is no minimum initial or subsequent investment for Class Treasurer's Trust shares, other than an IRA for which there is a $1,000 minimum initial investment and a $250 minimum subsequent investment.

The following replaces the paragraph under the section entitled "How to Buy Shares – Reserve Automatic Asset-Builder PlanSM" in the Reserve Tax-Exempt Trust, Reserve New York Tax-Exempt Trust and Reserve Municipal Money-Market Trust Prospectus.

Reserve Automatic Asset-Builder Plan.SM You may make automatic purchases of Class R, Class Treasurer's Trust, Class 95, Class 75 or Class 70 shares of the Interstate Fund, or of Class Treasurer's Trust or Class R shares of the State Funds (other than Florida Tax-Exempt Fund), by having a fixed dollar amount ($25 minimum) transferred into your Reserve account on a regular basis from a checking, NOW, or bank money market deposit account or from a U.S. government distribution such as social security, a Federal salary, certain veterans' benefits, or other regular payments from the Federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be deposited directly into your Reserve account. Please call The Reserve at 800-637-1700 or visit our Web site, www.TheR.com, for an application.

The following supplements the information under the section entitled "How to Sell Shares" in each Prospectus.

A service fee of $100 may be charged for redemption checks of less than $100,000 by Class Treasurer's Trust shareholders. There will be a fee of $100 on all wire redemptions of less than $100,000 (except through a financial intermediary) for Class Treasurer's Trust.

The following supplements the information under the section entitled "How to Sell Shares – Minimum Balance Requirements" in each Prospectus.

The minimum average monthly account balance for Class Treasurer's Trust shares of each Fund is $1,000.

Shareholders should retain this Supplement for future reference.

The Prospectus and Statement of Additional Information for each of the Louisiana Municipal Money Market Fund and Minnesota Municipal Money Market Fund of Reserve Municipal Money Market Trust, dated September 28, 2006, filed as Post-Effective Amendment No. 8 to the Registration Statements are incorporated by reference.